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                                                                   EXHIBIT 10.13
                           SECOND AMENDMENT TO LEASE


This Second Amendment to Lease ("Second Amendment") is dated as of April, 2000, and is entered into by and between The Esplanade on Redhill LLC, a California limited liability company ("Landlord") and Irvine Sensors Corporation, a Delaware corporation ("Tenant").

                                   RECITALS

A. Landlord's predecessor's predecessor, Carlsberg Realty, Inc., as Landlord, and Tenant as Tenant, are parties to that certain Lease dated May 1, 1996 ("Lease"), of that certain premises containing approximately 2,894 rentable square feet in Building 5, Suites 201-210 of the Project defined in the Lease which is commonly known as The Esplanade.

B. Landlord's predecessor, Esplanade Property, Ltd., a California limited partnership, which was the successor Landlord to Carlsberg Realty, Inc., entered into that certain Amendment No. 1 to Lease dated July 17, 1998 ("First Amendment").

C. The Esplanade on Redhill LLC, as successor Landlord to Esplanade Property, Ltd. and Tenant, desire to amend the Lease as amended by the First Amendment (hereinafter sometimes collectively referred to as the "Lease") in the following particulars. Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

                                  AGREEMENTS

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Landlord and Tenant agree as follows:

1.   Tenant's Acknowledgment of Occupancy, No Default. Tenant acknowledges that
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it is presently occupying and has fully accepted the Premises in its "as is"
condition as of the date hereof To the best of Tenant's knowledge, neither Tenant nor Landlord are in default under the Lease nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach of the Lease by Tenant or Landlord.

2.   Confirmation of the Term. Landlord and Tenant confirm that the Term of the
     ------------------------
Lease extends to and expires on September 30, 2001.

3.   Cancellation of Tenant's Right to Terminate in the First Amendment. The
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Tenant's right to terminate the Lease set forth in Section 4 of the First
Amendment is hereby canceled, and Section 4 of the First Amendment is hereby deleted and eliminated in its entirety.

4.   Tenant's New Right to Cancel the Lease. Concurrently with the execution of
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this Second Amendment, Tenant is executing that certain Lease of even date of premises in Building 4 of the Project consisting of 8,560 square feet of office space and 1,450 square feet of warehouse space ("Building 4 Lease"). Provided that Tenant is not then in default of its obligations under the Building 4 Lease or this Lease, Tenant shall have the right upon at least two (2) calendar months written notice to Landlord to terminate this Lease on the last calendar day of a month subject to all the applicable
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provisions of this Lease regarding termination and Tenant's obligations with respect thereto, including, without limitation, the provisions of Section 30, Surrender of Premises, and Section 31, Holding Over, of the Lease.

5.   Addresses of Landlord and Tenant. The addresses of Landlord and Tenant for
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the payment of rent and notices and all other purposes under the Lease are as follows:

Landlord

     THE ESPLANADE ON REDHILL LLC
     c/o California Industrial Properties LLC
     2402 Michelson Drive, Suite 270
     Irvine, CA 92612-1323
     Phone: 949/474-7030
     Fax: 949/474-2101

 Tenant

     IRVIN SENSORS CORPORATION
     3001 Red Hill Avenue
     Building 3, Suite 102
     Costa Mesa, CA 92626
     Phone:
     Fax:

6.   Reaffirmation of Lease as Amended. The Lease, as amended by the First
     ---------------------------------
Amendment and this Second Amendment, remains in full force and effect and is hereby reaffirmed.




                           [Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

                                      LANDLORD

                                      THE ESPLANADE ON REDHILL LLC,
                                      a California limited liability company


                                      By: __________________________________
                                          Authorized Signatory

                                      TENANT

                                      IRVINE SENSORS CORPORATION,
                                      a Delaware corporation



                                      By: /s/ [ILLEGIBLE]
                                          ----------------------------------

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                           AMENDMENT NO. 1 TO LEASE
                           ------------------------

     AMENDMENT NO. 1 TO LEASE, dated as of July 17, 1998 between ESPLANADE PROPERTY, LTD., a California limited partnership ("Landlord") and IRVINE SENSORS CORPORATION, a Delaware corporation ("Tenant").

     Pursuant to that certain Lease dated May 1, 1996, by and between Landlord's predecessor and Tenant (the "Lease"), Tenant has leased certain premises consisting of approximately 2,894 rentable square feet, lamed at 3001 Redhill Avenue, Building 5, Suites 201, 203, 204, 205, 206, 207, 208, and 210, Costa
Mesa, California 92626 (the "Premises").

     Landlord and Tenant desire to modify the Lease as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Tenant acknowledges that it is presently occupying and has fully accepted the Premises in "AS IS" condition.

     2. The term of the Lease, as provided in Section 3, shall be extended for a period of thirty-six (36) months, commencing August 1, 1998, and ending September 30, 200l.

     3. Effective August 1, 1998, the monthly Base Rent for the extended term shall be $3,097 per month for Months 1 - 12, $3,154 per month for Months 13 - 24, and $3,212 per month thereafter.

     4a. Tenant may terminate the Lease any time after the end of the twenty-fourth (24th) month of the extended term hereof, but only if Tenant notifies Landlord in writing by certified mail of its election to do so at least 180 days prior to the effective date of such termination and pays to Landlord a termination fee equal to aa amount equal to three (3) month's base rent.

     4b. For every four (4) month period after the twenty-fourth (24th) month of the term Tenant remains in the Premises, the termination penalty shall be reduced by one (1) month.

          For example: (4a) To terminate the lease at the end of the twenty-fourth (24th) month, the notification to Landlord shall be due on or before January 31, 200O and (4b) If Tenant remains in the Premises &or twenty-eight
(28) months the termination fee shall be two (2) months base rent, etc.

     5. As promptly as practicable, Landlord, at its cost, shall provide new building standard vinyl flooring in the copy rooms of the Premises.

     6. Landlord's obligation to extend the Lease under this Amendment is expressly contingent upon Terra&s performance of all of its obligations under the Lease, including the obligation to pay the monthly base rent. If Tenant at any time fails to perform any of the obligations under the Lease, Landlord may exercise all of its remedies under the Lease in accordance with the terms thereof.

     7. Except as amended herein, all the provisions of the Lease shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Lease as of this date first above written.

 "Landlord"                                     "Tenant"

ESPLANADE PROPERTY, LTD.,                       IRVINE SENSORS CORPORATION,
a California limited partnership                a Delaware corporation

By: IMC ASSET MANAGEMENT COMPANY,
    a California corporation,
    its general partner




    By:  /s/ William W. Geary, Jr.              By:  /s/ John Stuart
         ---------------------------                 -------------------------
         William W. Geary, Jr.                       John Stuart

    Its: President                              Its: Chief Financial Officer